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                                                               EXHIBIT 10.9
                          PROMISSORY DEMAND NOTE


U.S. $200,000,000.00                               December 22, 1997
                                                   Chicago, Illinois

FOR VALUE RECEIVED, PHOSPHATE RESOURCE PARTNERS LIMITED PARTNERSHIP (formerly known as Freeport-McMoRan Resource Partners, Limited Partnership, the "Borrower") promises to pay to the order of IMC GLOBAL INC. ("IMC") on demand at the principal office of IMC at 2100 Sanders Road, Northbrook, IL 60062-6146, or at such other place as the holder of this Note may from time to time designate in writing, the principal sum of up to U.S. TWO HUNDRED MILLION and NO/100 dollars (U.S. $200,000,000.00) or, if less, the amount advanced by IMC to the Borrower under this Note together with interest on the principal amount of this Note from time to time outstanding at the rates and in the manner specified hereinbelow. All payments on this Note shall be made in lawful money of the United States and in immediately available and freely transferable funds at the place of payment and shall be paid no later than 2:00 p.m. (Chicago time) on the date when due, without set-off or deduction of any kind.

IMC shall record on its books or records the principal amount of each advance made, all payments of principal and interest and the principal balances from time to time outstanding. IMC's books and records with respect to the principal amount due and the amount of interest payable thereon shall be deemed correct absent manifest error.

Interest shall be computed on the basis of a year of 360 (or 365 or 366, as the case may be) days and actual days elapsed at a per annum rate equal to
(i) the LIBOR Rate for the Interest Reset Date next preceding the applicable Interest Payment Date plus (ii) 1.00%, or at such other rate as prescribed by statute. For purposes of this Note:

          "Interest   Reset  Date"  shall  mean  December  22,  1997,   and
     thereafter the first day of each January, April, July and October, commencing with April 1, 1998.

          "LIBOR Rate" shall mean the rate per annum as determined by IMC (rounded upwards, if necessary, to the nearest 1/16th of one percent) based on the rates at which U.S. Dollar deposits for a period closest in approximation to ninety (90) days are displayed on page "LIBOR-USD FIX 3 MONTH" screen of the Bloomburg L.P. service or such other page as may replace the LIBOR-USD FIX 3 MONTH page on that service for the purpose of displaying the London interbank offered rates of major banks as of 11:00 a.m. (London time) two (2) business days prior to the first day of such interest period (it being understood that if at least two (2) such rates appear on such page, the rate of interest will be the arithmetic mean of such displayed rates); provided that in the event no such rate is shown, the LIBOR Rate shall be the rate per annum (rounded upwards, if necessary, to the nearest 1/16th of one percent) based on the rates at which U.S. Dollar deposits for a period closest in approximation to such interest period are displayed on page "LIBOR" of the Reuters Monitor Money Rates
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     Service  or  such  other page as may replace the LIBOR  page  on  that service for the purpose of displaying London interbank offered rates of major banks as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of such interest period (it being understood that if at least two (2) such rates appear on such page, the rate will be the arithmetic mean of such displayed rates); provided further that in the event fewer than two (2) such rates are displayed, or if no such rate is relevant, the rate shall be the arithmetic mean of the rates quoted by major banks in New York City, selected by IMC, at approximately 11:00 a.m. (New York City time) on the first day of such interest period to leading European banks for U.S. Dollar deposits for a period closely approximating such interest period.

Accrued interest shall be payable quarterly on the last day of December, March, June and September and at maturity, commencing with the first of such dates to occur after the date hereof, or as the parties hereto may otherwise agree (each such date, an "Interest Payment Date"). The Borrower shall, on demand, pay interest (calculated on the basis of a 360-day year for the actual number of days elapsed) on any overdue principle and on any other amounts overdue hereunder for each day from the date of payment thereon was due to the date of actual payment, at a rate per annum equal to the lesser of (i) the maximum permissible amount under applicable state and federal usury laws and (ii) 2% above the interest rate applicable to such amounts immediately prior to the date such overdue amount became due.

Should any payment of principal or interest become due and payable on any day other than a business day (business day being any day not a Saturday, Sunday or legal holiday in Chicago, Illinois), the maturity thereof shall be extended to the next succeeding business day and interest shall continue to accrue at the applicable rate until such payment is made. The Borrower hereby expressly waives presentment, demand, protest or notice of any kind with respect to this Note.

The Borrower represents and warrants that the obligation of the Borrower to pay principal, interest and all other sums payable under this Note ranks (and so long as any such obligation remains outstanding hereunder, will continue to rank) at least pari-passu in all respects with all other unsecured and unsubordinated loans, debts, guaranties and other obligations incurred, created, assumed or guaranteed by the Borrower.

The indebtedness evidenced hereby may be prepaid in whole or in part at any time and from time to time without premium or penalty.

The failure of IMC to exercise any of its rights, powers or remedies hereunder in any instance shall not constitute a waiver thereof in that or any other instance and no single or partial exercise by the Bank of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.

This Note shall be governed and construed in accordance with the laws of the State of Illinois.

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PHOSPHATE RESOURCE PARTNERS
LIMITED PARTNERSHIP
By:  IMC Global Inc., its administrative
     managing general partner


By:  Eric T. Martinez
   Name:  Eric T. Martinez
   Title: Assistant Treasurer

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                          Schedule to
         Promissory Demand Note Dated December 22, 1997

              PHOSPHATE RESOURCE PARTNERS LIMITED PARTNERSHIP
                                    to
                              IMC GLOBAL INC.



              Amount of                        Unpaid
      Amount  Principal  Interest   Maturity  Principal
Date    of      Paid       Rate       Date     Balance   Initial
       Loan

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